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                       CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Expert" and to the use of our report dated April 15, 1997, in the Registration Statement on Form SB-2 and related Prospectus of TTR Inc.

                                          SCHNEIDER EHRLICH & WENGROVER LLP

                                          Schneider Ehrlich & Wengrover LLP

Woodbury, New York
July 31, 1998




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